EXHIBIT 10.03
CONFIDENTIAL TREATMENT REQUESTED
AUTHORIZED INTERNATIONAL DISTRIBUTOR AGREEMENT
Amendment No. 2
This Amendment to the Authorized International Distributor Agreement (the “Agreement”, effective as of June 1, 2000, between the parties), is entered into effect on May 1, 2005 by and between Formfactor, Inc. (hereinafter “Company”) and Spirox Corporation (hereinafter “Distributor”).
The purpose of this Amendment is to update the Distributor Compensation Matrix, agreed by Company and Distributor, which will supercede Amendment No. 1. All capitalized terms used but not defined in this Amendment shall have the meaning as specified in the Agreement. The Distributor’s Compensation Matrix and its terms and conditions as stated in the form of explanatory notes are attached as follows:
Distributor Compensation Matrix1

End Customer[2]	Partner	Sales &		Design Win[4]		Service, Support &		New Customer	COMMENTS[7,8,9,10]
		Logistics[3]				Applications[5]		Incentive[6]
* * *	* * *	**	*%	**	*%	**	*%
* * *	no partner	**	*%	**	*%	**	*%
* * *	* * *	**	*%			**	*%
* * *	* * *	**	*%			**	*%		May increase if design win is in * * *
* * *	* * *	**	*%			**	*%
* * *	* * *	**	*%	**	*%	**	*%
* * *	no partner	**	*%	**	*%	**	*%
* * *	no partner	**	*%	**	*%	**	*%
* * *	* * *					**	*%
* * *	* * *					**	*%
* * *	* * *	**	*%			**	*%
* * *	* * *					**	*%
* * *	* * *					**	*%
* * *	* * *	**	*%	**	*%	**	*%
* * *	* * *	**	*%	**	*%	**	*%

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as * * *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

End Customer[2]	Partner	Sales &		Design Win[4]		Service, Support &		New Customer	COMMENTS[7,8,9,10]
		Logistics[3]				Applications[5]		Incentive[6]
* * *	* * *					**	*%
* * *	* * *	**	*%			**	*%
* * *	no partner	**	*%	**	*%	**	*%
* * *	no partner	**	*%	**	*%	**	*%	***%
* * *	no partner	**	*%	**	*%	**	*%
* * *	* * *	**	*%			**	*%
* * *	* * *	**	*%			**	*%
* * *	* * *					**	*%		Consignment
* * *	***, ***, ***	**	*%			**	*%	***%	May increase if design win is in * * *
* * *	no partner	**	*%	**	*%	**	*%	***%
* * *	* * */* * *					**	*%		Consignment Only
* * *	* * *	**	*%			**	*%		Customer PO happen in FFI or through * * *
* * *	* * *	**	*%			**	*%		PO from * * *
* * *	* * *	**	*%			**	*%		PO from* * * to FFI
* * *	* * *					**	*%		Consignment - (ML0955A)
* * *	* * *	**	*%			**	*%		PO from * * *
* * *	* * *					**	*%		Consignment – (ML0750B)
* * *	* * *					**	*%		Consignment
* * *	* * *					**	*%
* * *	* * *					**	*%
* * *	* * *					**	*%
* * *	* * *					**	*%
* * *	* * *					**	*%
* * *	* * *					**	*%
* * *	* * *					**	*%
Note: Any consignments into any Spirox region are at * * *%

Note 1	Compensation calculation is as described in the Agreement

Note 2	Should new customer engagements not covered by this matrix occur, Distributor shall promptly notify Company and Company and Distributor shall agree in good faith as to the appropriate discount/commission, and update the matrix accordingly. Regarding customers in the Territory that have Company Products consigned by parties outside of the Territory, e.g. * * *, * * *, * * *, etc., Distributor shall be eligible for the “Sales & Logistics” portion of the compensation in addition to the Service, Support & Applications portions, as soon as these customers change their procurement model from their current method into buying Company Products locally from the Distributor.

Note 3	Sales & Logistics include PO and billing/collections transactions.

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as * * *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

Note 4	Design Win Compensation is paid only if Distributor engages in significant activities contributing towards having FFI selected as the supplier. For example, Design Win activities may include issuing of * * *, supplier selection engagement, or technology development.

Note 5	Service, Support & Applications includes the technical support of the Products that includes installation, on-going technical service and trouble-shooting and SAR processes.

Note 6	New Customer Incentive shall be an incentive offered for a term of * * * after the date of the first article PO.

Note 7	According to the Agreement, Distributor is responsible for determining, negotiating, and finalizing the final price to be paid by end customers of Company Products in the Territory.

Note 8	In the cases where products are sold in other regions and transferred into Distributor’s Territory for Service, Support & Applications, Company shall pay a * * * to Distributor according to the terms of the Agreement.

Note 9	Company shall purchase (* * *) * * * – * * * and * * *, for Company’s ASC.

Note 10	The term of this Distributor Compensation Matrix shall follow the term of the Agreement with periods of one-year automatic renewal unless the Agreement is terminated according to the terms of the Agreement.

Company		Distributor

/s/ Peter B. Mathews	6/8/05	/s/ David Staats	6/25/05

Signature	Date	Signature	Date

Peter B. Mathews		David Staats
Vice President of Sales		Vice President,
Formfactor, Inc.		Spirox Corporation

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as * * *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.